UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:  811-08128

Name of Fund:	W.P. Stewart & Co. Growth Fund, Inc.

Fund Address:	527 Madison Avenue
New York, New York 10022

Name and address of agent for service:	W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, New York 10022
Attention: Seth L. Pearlstein

Registrant’s telephone number, including area code:  (212) 750-8585

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2007

Item 1 – REPORT TO SHAREHOLDERS

W.P. STEWART & CO. GROWTH FUND, INC.

Annual Report

December 31, 2007

W.P. Stewart & Co. Growth Fund, Inc.
Annual Report to Shareholders as of December 31, 2007

Management Comments

Review of the Year

The Fund’s net asset value per share closed on December 31, 2007 at $165.31 after giving effect to a distribution of $25.49 per share. This represents a total investment return of -0.03% for 2007 compared to a total return of 5.49% for the S&P 500 Index over the same period. Complete performance information, including average annual total returns, can be found on page 1 of this report.

In many respects 2007 was the opposite of 2006 with equity markets rising strongly in the first half followed by a set-back later in the year. In the first half of the year investors focused on strong global economic growth, strong earnings reports and a significant amount of merger and takeover activity. However, in the second half, the concerns over the problems in the subprime mortgage market and declining consumer confidence caused investors to reassess the attractiveness of the equity market.

For the year as a whole, returns relative to the S&P 500 were disappointing despite earnings growth for the portfolio growing broadly in line with our expectations. The major reason for this has been the US market’s focus on three sectors which we have limited exposure to, namely Energy, Materials and Utilities. If you exclude these three sectors the S&P 500 would have been down for the year. Usually these three sectors do not move in tandem as the first two are inflationary while Utilities tend to do well when inflation is low. However, a combination of fear (which has favored Utilities), strong overseas demand and a weak US Dollar (which has pushed up commodity prices) coincided this year, driving both utility and commodity stocks to near record valuations.  We anticipate tailwinds from strong performance in these sectors will lessen in 2008, given the very high valuations these sectors have entering the year. On a more positive note, the portfolio did perform better than the market in the second half of the year as investors focused on higher quality investments and eschewed more risky alternatives.

Long-term View

In many respects, we believe the fears of 2007 will manifest themselves in the first half of 2008, notably in the United States where growth is likely to slow markedly due to the weak housing market and its impact on consumer confidence. However, as long as the credit markets do not seize up completely, falling interest rates and reasonable employment prospects are likely to spur growth in the second half of 2008, with the falling US Dollar providing an additional stimulus to export growth.  Overall, we believe growth for the US in 2008 is likely to be approximately 1.5% although the economy may flirt with recession in the first half of the year.

Inflation remains a concern as rising energy and food prices weigh heavily on the consumer. However, falling demand may make it difficult for manufacturers and retailers to pass on higher prices. This in turn may allow the Federal Reserve to be more aggressive in cutting interest rates.

At the corporate level earnings growth may slow substantially with the Financials sector expected to remain particularly weak. Exporters, such as United Technologies, may well continue to benefit from the weak Dollar and strong overseas demand, as non-US economic growth will probably be around 5%. Outside the US, Europe is expected to grow between 2% and 3% and the emerging markets are expected to be particularly strong, growing by approximately 7%.

W.P. Stewart & Co. Growth Fund, Inc.
Annual Report to Shareholders as of December 31, 2007

Management Comments (Continued)

We believe that domestic US manufacturers and retailers may initially struggle given weak US growth but are likely to benefit later in the year as the positive effects of interest rate reductions are felt. We anticipate that overall earnings growth for the S&P 500 is likely to be in the mid-single digits and investors are likely to reward companies that can grow substantially faster than those with higher price-to-earnings (“P/E”) multiples.

In these circumstances we are focusing the Fund’s portfolio on companies that we believe offer strong earnings growth with a high degree of predictability while avoiding rapidly growing, expensive companies that are subject to earnings multiple compression as they struggle to meet high expectations. With the P/E currently at 18 times our forward twelve-month estimated earnings, we believe the Fund should perform very well on both an absolute and relative basis in the coming year.

John C. Mahler, Jr.
President and Portfolio Manager
New York, NY
January 2008

Note: The views expressed above reflect those of the Portfolio Manager only through the end of the period stated above.  The Portfolio Manager’s views are subject to change at any time based on market and other conditions.  These views are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

W.P. Stewart & Co. Growth Fund, Inc.
Comparison of a Hypothetical $50,000 Investment
W.P. Stewart & Co. Growth Fund vs. S&P 500 Index*

* For the period from February 28, 1994 (commencement of investment operations) through December 31, 2007

Average Annual Total Returns (for the periods ended December 31, 2007)

		One Year	Five Year	Ten Year	Return Since Inception*

	W.P. Stewart & Co. Growth Fund, Inc.**	-0.03%	9.16%	4.78%	9.14%
	S&P 500 Index***	5.49%	12.82%	5.91%	10.60%
_________
*	Inception Date of Fund: February 28, 1994

**	Total Fund Operating Expenses (for the year ended December 31, 2007)			2.37%
	Net Fund Operating Expenses^ (for the year ended December 31, 2007)			1.97%
	^ after voluntary expense payment and reimbursement by the Adviser
	Please refer to page 9 for additional expense ratio information

***	The S&P 500 Index is the Standard & Poor's Composite Stock Price Index, a widely recognized,
	unmanaged index of common stock prices. You cannot invest directly in an index.

The Fund's returns are calculated assuming reinvestment of all dividends and distributions at net asset value during the period.  The S&P 500 Index returns assume no transaction costs.  The return figures above represent past performance which is no guarantee of future results.  Current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, and therefore, an investor's shares, when redeemed, may be worth more or less than their original cost.  The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.  To obtain current month-end performance numbers, please call our toll free number: (888) 695 4092.

W.P. Stewart & Co. Growth Fund, Inc.
Understanding Your Fund’s Expenses
December 31, 2007

We believe it is important for you to understand the impact of costs on your investment.  All mutual funds have operating expenses.  As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management and administrative services, among others.  Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of that fund.

A fund’s expenses are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.  The following example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period.  Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only.  Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, which if they were included, would increase your costs.  Your Fund does not charge a purchase fee nor does it carry a “sales load”; however, it does charge a redemption fee. Costs are described in more detail in the Fund’s prospectus.

	Beginning Account Value 07/01/07	Ending Account Value 12/31/07	Expenses Paid During Period* 07/01/07-12/31/07

Actual	$ 1,000.00	$ 991.16	$ 10.17
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,014.99	$ 10.29

*  Expenses are equal to the Fund’s annualized expense ratio of 2.03% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

W.P. Stewart & Co. Growth Fund, Inc.
Fund Profile
December 31, 2007

The information below gives you a snapshot of the Fund at the end of the reporting period.
The Fund is actively managed and the composition of its portfolio will change over time.

Portfolio Sectors*
% of Fund's Net Assets

* For reporting purposes, industry classifications are combined in this Portfolio Sectors chart.
For industry classifications, please see the Schedule of Investments starting on page 4.

Top Ten Stocks as of December 31, 2007
% of Fund's Net Assets

Procter & Gamble Company	8.5%
PepsiCo, Inc.	8.0%
American Express Company	7.4%
General Electric Company	6.5%
The Walt Disney Company	6.5%
Target Corporation	5.9%
Staples, Inc.	4.7%
Qualcomm Inc.	4.7%
Kellogg Company	4.7%
Charles Schwab Corporation	4.7%

W.P. Stewart & Co. Growth Fund, Inc.
Schedule of Investments
December 31, 2007

Name of Issuer and Title of Issue	Shares	Fair Value

COMMON STOCKS - 96.6%

Aerospace/Defense Equipment - 1.1%
United Technologies Corporation	8,600	$658,244

Commercial Services - 2.0%
Moody's Corporation	33,000	1,178,100

Consumer Products - 8.5%
Procter & Gamble Company	67,700	4,970,534

Data Processing/Management - 8.7%
Automatic Data Processing, Inc.	54,050	2,406,847
Paychex, Inc.	74,000	2,680,280
		5,087,127
Diversified Industrial - 6.6%
General Electric Company	103,300	3,829,331

Drug Stores - 4.0%
Walgreen Company	61,600	2,345,728

Drugs & Health Care - 6.3%
Becton, Dickinson & Company	31,000	2,590,980
Wyeth	24,400	1,078,236
		3,669,216
E-Commerce/Services - 3.5%
eBay Inc. (a)	60,900	2,021,271

Finance & Banking - 12.1%
American Express Company	83,295	4,333,006
Charles Schwab Corporation	107,600	2,749,180
		7,082,186
Food & Beverages - 12.7%
Kellogg Company	52,450	2,749,953
PepsiCo, Inc.	61,800	4,690,620
		7,440,573
Medical Instruments & Supplies - 3.3%
Stryker Corporation	26,100	1,950,192

Multimedia - 6.5%
The Walt Disney Company	118,100	$3,812,268

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Schedule of Investments (Continued)
December 31, 2007

Name of Issuer and Title of Issue	Shares	Fair Value

COMMON STOCKS - (Continued)

Retail - 14.2%
Staples, Inc.	120,000	$2,768,400
Target Corporation	69,500	3,475,000
Whole Foods Market, Inc.	50,600	2,064,480
		8,307,880
Software - 2.4%
Adobe Systems, Inc. (a)	32,000	1,367,360

Wireless Communications - 4.7%
Qualcomm Inc.	70,300	2,766,305

TOTAL COMMON STOCKS - (Cost $52,054,015)		56,486,315

Total Investments - (Cost $52,054,015) - 96.6%		56,486,315
Other Assets Less Liabilities - 3.4%		1,987,192
Net Assets - 100.0%		$58,473,507

(a) No dividends paid on security.

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Statement of Assets and Liabilities
December 31, 2007

Assets:
Investments in securities, at fair value (cost $52,054,015)	$56,486,315
Receivable for investments sold	4,014,915
Dividends receivable	156,317
Receivable for Fund shares sold	20,237
Other assets	8,377
Total Assets	60,686,161

Liabilities:
Due to custodian	1,571,382
Payable for Fund shares purchase	344,930
Advisory fee payable	256,269
Accrued expenses and other payables	40,073
Total Liabilities	2,212,654
Net Assets	$58,473,507

Net assets consist of:
Capital stock ($0.001 par value; 100,000,000 shares
authorized, 353,727 shares issued and outstanding)	$353
Capital paid in excess of par	52,090,875
Accumulated realized gain on investments - net	1,949,979
Unrealized appreciation on investments - net	4,432,300
Net Assets	$58,473,507

Net asset value per share*	$165.31

* Redemption price per share for shares held less than 60 days is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Statement of Operations
Year Ended December 31, 2007

Investment Income:
Dividends	$1,285,716
Interest and Other	39,094
Total investment income	1,324,810

Expenses:
Investment advisory fees	1,223,674
Legal fees	272,910
Directors fees	84,375
Administration fees	76,763
Audit fees	63,250
Custodian fees	58,255
Registration fees	40,171
Transfer agent fees	36,159
Printing fees	26,702
Insurance fees	23,962
Miscellaneous fees	28,601
Total expenses before amounts paid or reimbursed	1,934,822
Expenses paid or reimbursed by the Adviser	(325,795)
Net Expenses	1,609,027

Net investment loss	(284,217)

Realized and Unrealized Gain/(Loss) from Investments:
Net realized gain from investments	9,361,793
Net change in unrealized appreciation/(depreciation) on investments	(8,448,993)
Net realized and unrealized gain from investments	912,800

Net Increase in Net Assets Resulting from Operations	$628,583

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006

	2007	2006
Increase/(Decrease) in Net Assets from Operations:
Net investment loss	$(284,217)	$(618,006)
Net realized gain from investments	9,361,793	7,463,649
Net change in unrealized appreciation/(depreciation)
on investments	(8,448,993)	(678,702)
Net increase in net assets resulting
from operations	628,583	6,166,941

Distributions to Shareholders from:
Net realized gain from investments	(8,863,420)	(7,156,979)

Fund Share Transactions:
Proceeds from shares sold	3,297,316	14,512,649
Shares issued to shareholders
in reinvestment of distributions	8,732,176	6,607,965
Cost of redemptions	(40,335,882)*	(25,388,174)
Net (decrease) in net assets from Fund
share transactions	(28,306,390)	(4,267,560)
Net (Decrease) in Net Assets	(36,541,227)	(5,257,598)
Net Assets:
Beginning of year	95,014,734	100,272,332
End of year	$58,473,507	$95,014,734

Undistributed net investment income/(loss),
end of year	$0	$0

* Net of $584 of redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Financial Highlights

	2007	2006	2005

Income from Investment Operations:
Per Share Operating Performance:
Net asset value, beginning of year	$190.35	$192.59	$196.70
Net investment loss	(0.80)	(1.24)	(1.65)
Net realized and unrealized gain
from investments	1.25	13.94	12.72
Net increase from investment
operations	0.45	12.70	11.07
Redemption fees	0.00 (a)	0.00	0.00
Distributions to shareholders from net
realized gains on investments	(25.49)	(14.94)	(15.18)
Net asset value, end of year	$165.31	$190.35	$192.59

Total Investment Return (b)	(0.03)%	6.85%	5.49%

Ratios and Supplemental Data:
Ratio of net expenses to average
net assets	1.97%	1.89%	1.88%
Ratio of total expenses to average
net assets, including expenses paid
or reimbursed by the Adviser	2.37%	2.43%	2.24%
Ratio of net investment loss to
average net assets	(0.35)%	(0.64)%	(0.94)%
Portfolio turnover	34%	44%	49%
Net assets, end of year (in thousands)	$58,474	$95,015	$100,272

(a) This amount represents less than $0.01 per share.

(b) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee.  Past performance results shown in this report should not be considered a representation of future performance.  Investment return will vary and net asset value of shares, when redeemed, may be more or less than their original cost.

The table above reflects the audited operating performance based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated.  This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Financial Highlights (Continued)

	2004	2003

Income from Investment Operations:
Per Share Operating Performance:
Net asset value, beginning of year	$175.37	$150.08
Net investment loss	(1.00)	(1.41)
Net realized and unrealized gain
from investments	31.93	26.67
Net increase from investment
operations	30.93	25.26
Redemption fees	0.00	0.03
Distributions to shareholders from net
realized gains on investments	(9.60)	0.00
Net asset value, end of year	$196.70	$175.37

Total Investment Return (a)	17.73%	16.85%

Ratios and Supplemental Data:
Ratio of net expenses to average
net assets	1.93%	1.99%
Ratio of total expenses to average
net assets, including expenses paid
or reimbursed by the Adviser	2.30%	2.43%
Ratio of net investment loss to
average net assets	(0.54)%	(0.93)%
Portfolio turnover	60%	32%
Net assets, end of year (in thousands)	$84,017	$76,518

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee.  Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary and net asset value of shares, when redeemed, may be more or less than their original cost.

The table above reflects the audited operating performance based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated.  This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Notes to Financial Statements
December 31, 2007

1.  Organization and Fund Description
W.P. Stewart & Co. Growth Fund, Inc. (the “Fund”) is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940 (the “Act”).  It was incorporated under the laws of the State of Maryland in September 1993.  The Fund’s investment objective is to earn capital gains for shareholders.  The Fund invests primarily in common stocks listed on the New York Stock Exchange.  W.P. Stewart & Co., Inc., a registered investment adviser, is the Fund's investment adviser.  W.P. Stewart & Co., Inc. assumed this responsibility from its affiliate in July, 1998.  The change did not involve any change in actual control or management of the investment adviser to the Fund.  W.P. Stewart & Co., Inc. and its predecessor are together referred to as the “Adviser.”  Shares of the Fund are available for subscription by eligible investors.

2.  Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund.

Use of Estimates: The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Investment Valuation:  The Fund values its portfolio as directed by the Board of Directors at the close of business of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., New York City time) of each day the NYSE is open for trading (each, a “Business Day”).

In general, the Fund values its portfolio holdings as of their last available public sale price on a Business Day in the case of securities listed on any established securities exchange or any comparable foreign over-the-counter quotation system providing last sale data or, in the case of securities included in NASDAQ at the NASDAQ Official Closing Price, or if no sales of such securities are reported on such date and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price.  In cases where securities are traded on more than one exchange, the securities are valued on the exchange on which the securities are principally traded.  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund or the Fund’s Valuation Committee.

Investment Transactions:  The Fund records all securities transactions on a trade date basis.  Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.  Realized gains and losses on sales of securities are determined on the basis of identified cost.

Repurchase Agreements:  A repurchase agreement customarily requires the seller to repurchase the securities at a mutually agreed upon time and price.  The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon yield for the period of time to the settlement (repurchase) date. The underlying securities (collateral) are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest.  Repurchase agreements will be fully collateralized at all times.  It is the policy of the Fund to obtain possession of collateral with a market value equal to or in excess of the principal amount sold under the agreement.  If the seller defaults in its obligation to repurchase, the Fund may suffer a loss as a result of the cost of liquidating the collateral and if the collateral declines in value.

W.P. Stewart & Co. Growth Fund, Inc.
Notes to Financial Statements (Continued)
December 31, 2007

Federal Income Taxes:  The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to registered investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders:  The Fund intends to pay an annual dividend to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually.  Distributions are recorded on the ex-dividend date.  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Reclassification of Components of Net Assets:  At December 31, 2007, the Fund reclassified certain components of net assets.  The reclassification was the result of permanent book to tax differences pertaining to the reclassification of the current year’s net operating losses of $284,217. The reclassification resulted in an increase to undistributed net investment income of $284,217 and a decrease to accumulated realized gain on investments of $284,217.  Net assets were not affected by the change.

3.  Distributions to Shareholders
For the years ended December 31, 2007 and 2006, the Fund paid distributions of $8,863,420 and $7,156,979, which represented $25.493607 and $14.942227 per share, respectively.

The tax character of distributions paid was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$0	$0
Long-term capital gain	8,863,420	7,156,979
	8,863,420	7,156,979
Return of Capital	0	0
	$8,863,420	$7,156,979

As of December 31, 2007, the components of distributable earnings (loss deferrals) on a tax basis were as follows:

Undistributed ordinary income	$270,351
Undistributed long-term gain	1,710,132
Unrealized appreciation	4,401,796
Loss deferrals and carry forwards	0
$6,382,279

As of December 31, 2007, unrealized appreciation and depreciation for Federal income tax purposes was $5,988,285 and $1,586,489, respectively.  The aggregate cost of investments at December 31, 2007 for Federal income tax purposes was $52,084,520.  The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.  There are no capital losses to be carried forward to offset future capital gains.

W.P. Stewart & Co. Growth Fund, Inc.
Notes to Financial Statements (Continued)
December 31, 2007

4.  Related Party Agreements and Other Transactions with Affiliates
Under the Investment Advisory Services Agreement, the Fund pays the Adviser an annual fee of 1.5% of the Fund’s average daily net assets, which is payable quarterly in arrears.

In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions effected and positions held for the Fund's account, including execution-related costs, custodial fees, interest on borrowings and administrative fees.  The Adviser has voluntarily agreed to waive fees and/or reimburse expenses of the Fund so that total Fund operating expenses do not exceed 2.5% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1.5% of the average annual net assets of the Fund in excess of $100 million. Such voluntary waiver and/or expense reimbursement is not required by the Investment Advisory Services Agreement and may be discontinued at any time.  In addition to this arrangement, the Adviser may also from time to time voluntarily reimburse or pay certain expenses of the Fund. For the year ended December 31, 2007, audit and legal fees reimbursed, paid or accrued by the Adviser amounted to $313,127.

Effective January 1, 2008, the Adviser reduced its investment advisory fee for the Fund from 1.5% to 1.0%. In addition, the Adviser ceased its voluntary reimbursement of certain legal and audit expenses of the Fund.

In 2002, the Fund entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) in connection with the promotion and distribution of the Fund’s shares. The Distributor is not affiliated with the Adviser. The Adviser has agreed to bear, out of its own resources, all of the fees payable to the Distributor for its distribution services to the Fund as well as other fees and expenses in connection with the distribution of Fund shares. For the year ended December 31, 2007, these fees and expenses paid or accrued by the Adviser amounted to $12,668.

Under the terms of the Investment Advisory Services Agreement, an affiliated company of the Adviser may conduct brokerage services for the Fund. For the year ended December 31, 2007, the Adviser’s affiliate earned $0 in commissions as broker on trades of portfolio securities.  In addition, $6,384 was paid by the Fund to the affiliate for execution-related services provided and charged by unrelated third parties.

Each of the directors who is not an “interested person” of the Fund or the Adviser as defined under the Investment Company Act of 1940 (the “Independent Directors”) is entitled to be paid by the Fund a fee of $1,875 for each meeting that he or she attends of the Fund's Board of Directors and each meeting of any committee of the Board of Directors that he or she attends.  The Chairman of the Audit Committee receives an additional $1,875 per annum.  On June 5, 2007, the Board of Directors resolved that the Lead Independent Director should also receive an additional $1,875 per annum. For the year ended December 31, 2007, the Fund has paid a total of $84,375 to the Independent Directors for their services.

5.  Administration Agreement
The Fund is a party to an Administration Agreement with State Street Bank and Trust Company (the “Administrator”) dated January 11, 1994.  Under that agreement, the Administrator receives an annual fee equal to 0.08% of the Fund’s net asset value up to $125 million, 0.06% of the next $125 million, and 0.04% of assets in excess of $250 million, subject to a minimum annual fee of $65,000.

6.  Line of Credit
On April 29, 2003, the Fund obtained a 365 day unsecured revolving line of credit (the “Facility”) from State Street Bank and Trust Company (the “Bank”) pursuant to which it can borrow up to the lesser of (a) $5 million or (b) 10% of the Fund’s net assets.  On April 24, 2007, this Facility was extended to April 22, 2008.  This Facility can be used only (i) to temporarily finance the purchase or sale of securities or (ii) to finance the

W.P. Stewart & Co. Growth Fund, Inc.
Notes to Financial Statements (Continued)
December 31, 2007

redemption of Fund shares.  Interest charged on borrowings, which may be outstanding for a maximum of 60 days, shall be payable at a variable rate per annum equal to the Bank’s overnight federal funds rate plus 0.50% per annum.  The Fund is charged a commitment fee of 0.10% per annum on the unused portion of the Facility.  During the year ended December 31, 2007, the Fund did not borrow under the Facility.

7.  Investment Transactions
Purchases of investments and proceeds from sales of investments, excluding short-term securities, for the year ended December 31, 2007, were $26,697,855 and $64,185,125, respectively.

8.  Fund Share Transactions
The Fund is authorized to issue 100,000,000 shares of $0.001 par value capital stock.  For the years ended December 31, 2007 and 2006, transactions in shares were as follows:

	Year Ended December 31, 2007		Year Ended December 31, 2006

	Shares	Amount	Shares	Amount
Sold	17,192	$3,297,316	76,291	$14,512,649
Reinvested	50,589	8,732,176	35,259	6,607,965
Redeemed	(213,223)	(40,335,882)	(133,045)	(25,388,174)
Net decrease	(145,442)	$(28,306,390)	(21,495)	$(4,267,560)

9.  Redemption Fee
Effective January 1, 2007, the Fund charges a 1.00% redemption fee.  The redemption fee will only be charged on shares redeemed within sixty days after the date of purchase of such shares.  The redemption fee will not apply to shares that are acquired by reinvestment of dividends or other distributions of the Fund.  In addition, the Fund may waive such redemption fee where such shares are purchased through or held in a vehicle where the vehicle sponsor has demonstrated to the Fund that either (a) a similar type of fee is imposed or (b) as determined by the Fund, short-term trading is otherwise adequately prohibited, prevented or deterred.

10.  Beneficial Interest
At December 31, 2007, no shareholder owned more than 5% of the Fund's outstanding shares.

11.  Contractual Obligations
The Fund enters into contracts that contain a variety of indemnifications.  The Fund’s maximum exposure under these agreements is unknown.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.  Recent Accounting Pronouncements
In July 2006, FASB issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns.  Management has evaluated the application of FIN 48 and has determined there is no impact on the Fund’s financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Notes to Financial Statements (Continued)
December 31, 2007

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  At this time, Management is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

W.P. Stewart & Co. Growth Fund, Inc.
Board Consideration and Approval of the Investment Advisory Services Agreement (Unaudited)

At an in-person meeting of the Board of Directors held on October 2, 2007, the Board of the W.P. Stewart & Co. Growth Fund, Inc. (the “Fund”) approved the continuation of the Fund’s Investment Advisory Services Agreement (“Agreement”) for an additional year.  In connection with its deliberations, the Board considered information furnished throughout the year at regular meetings, as well as information provided at the October meeting, derived from a number of sources and covering a range of issues.  The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”)) of the Fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of W.P. Stewart & Co., Inc. (the “Adviser”).

In considering whether to continue the Agreement, the Board considered various factors, among them:  (i) the nature, extent and quality of services provided to the Fund, including the personnel providing the services; (ii) investment performance; (iii) comparative expenses and Adviser profitability; (iv) economies of scale; and (v) the terms of the Agreement.  The Board’s analysis of these factors is set forth below.  Moreover, the Board reviewed materials provided by the Fund’s Adviser and Fund counsel which included, among other things, fee and expense information and performance comparisons of funds with investment objectives and policies similar to those of the Fund, prepared by Lipper Inc. (“Lipper”), a profitability report and expense information, prepared by the Adviser, information regarding the past performance of the Fund, prepared by Lipper, a report of fees paid by institutional and pooled clients, prepared by W.P. Stewart & Co. Ltd. (the “Firm”), a report of added expenses in connection with managing a registered investment company versus an institutional client, prepared by the Firm and memoranda outlining the legal duties of the Board.  The Board regularly received information regarding (a) the Fund’s compliance with prospectus and regulatory requirements, (b) the allocation of the Fund’s brokerage and (c) the use of “soft” commission dollars to pay for research.  The Board also met with investment advisory personnel from the Adviser.  The Board considered factors relating to both the selection of the Adviser and the approval of the advisory fee when reviewing the Agreement.

NATURE, EXTENT AND QUALITY OF SERVICE.  The Board considered the quality of the services provided by the Adviser, and in that regard, considered the competence, professional personnel, responsiveness, integrity and ethics, financial security, legal representation (in-house and outside counsel), research capabilities, best execution, soft dollar arrangements, trading practices, compliance procedures and financial reporting controls, and the selection and use of Fund service providers by the Adviser.  The Board reviewed a summary of the functions the Adviser performs for the Fund (that the Adviser does not perform for its institutional advisory clients).  The Board determined that the quality of services received by the Fund was high.

INVESTMENT PERFORMANCE.  The Board reviewed detailed information about the Fund’s portfolio composition and investment strategies and overall performance of the Adviser, including an analysis relative to market indices and comparable funds.  More specifically, the Board considered the current investment performance of the Fund as well as the Fund’s performance (since inception) over the past 10 years, as compared to the S&P 500 Index, a peer group (a Lipper selected performance group of ten other no-load large-cap growth funds (“Performance Group”)) and a group of all funds in the Lipper large-cap growth category (“Performance Universe”).  The Board noted that the Fund was in the second quintile of its Lipper Performance Group for 4 years, in the third quintile for 3, 5 and 10 years, in the fourth quintile for 1 year and in the fifth quintile for 2 years.  It also noted that the Fund was in the second quintile of its Lipper Performance Universe for 4 and 10 years, in the third quintile for 3 years, in the fourth quintile for 1 and 5 years and in the fifth quintile for 2 years.  The Board also considered the economic, market and political considerations that can affect performance.  The Board understood that market conditions and specific investment decisions could adversely affect the Fund’s investment performance in absolute and/or relative terms over short or long periods of time.  The Board has confidence in the Adviser and the portfolio manager and their investment

W.P. Stewart & Co. Growth Fund, Inc.
Board Consideration and Approval of the Investment Advisory Services Agreement (Continued) (Unaudited)

process.  The Board noted that it would continue to monitor the performance of the Fund, the Adviser portfolio selection process and portfolio composition against the Fund’s investment objective and the Fund’s risk profile, best execution and portfolio turnover.

ADVISORY FEE AND ADVISER PROFITABILITY.  The Board also took into consideration the financial condition and profitability of the Adviser and its affiliates as well as the direct and indirect benefits the Adviser and its affiliates received from the relationship with the Fund.  The Board also considered the possible benefit to the Adviser from the use of “soft dollars” obtained from broker-dealers through payment of commissions on Fund transactions and the Adviser’s belief that soft dollars should be used for the benefit of clients, including the Fund.  The Board compared the historic advisory fee paid by the Fund and a proposed reduced advisory fee to advisory fee data of a peer group (a Lipper selected expense group (“Expense Group”)) and its Lipper category universe of funds (“Expense Universe”).  The Board also used for comparison a second expense group selected by Lipper composed of large, multi and small-cap growth funds (each was a stand-alone fund and not part of a fund complex).  The comparison showed that the Fund’s management fee prior to the proposed reduction was in the highest quintile for all three Lipper groups.  The Board reviewed general financial information about the Adviser and a profitability report documenting the Adviser’s profitability from services to the Fund and determined that the profits were not excessive.

ECONOMIES OF SCALE.  The Board considered the potential for economies of scale.  In connection therewith the current level of Fund assets was reviewed together with consideration of imposing Adviser fee breakpoint(s) and the extent to which economies of scale could be realized as the Fund grows.  In evaluating potential economies of scale, the Board considered information regarding fees charged by the Adviser to its institutional clients.  The Board considered the size of the Fund as well as the fact that the Adviser has voluntarily assumed certain Fund expenses.  The Board determined that no fee breakpoint was appropriate at this time in light of all of the circumstances considered.

CONCLUSION.  In considering the approval of the Agreement, the Board did not identify any single factor as controlling.  The Board reached the following conclusions regarding the Agreement and the services provided by the Adviser:  (i) the Board expressed some concern for the Fund’s performance and expenses and requested a Fund budget be provided; (ii) the Adviser possesses the capability and resources to perform the duties under the Agreement; (iii) the Adviser and the Fund’s service providers maintain appropriate compliance programs; (iv) the Fund’s advisory fee should be reduced from 1.5% to 1.0% effective on or before January 1, 2008; and (v) the Fund would absorb certain of its own expenses previously paid or reimbursed by the Adviser.  Based on their conclusions, the continuance of the Agreement as amended effective January 1, 2008, between the Fund and the Adviser was approved by the Board and separately by the Independent Directors.

W.P. Stewart & Co. Growth Fund, Inc.
Management of the Fund
December 31, 2007 (Unaudited)

Information pertaining to the Directors of the Fund is set forth below.  Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940, are referred to as “Independent Directors”.  Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors”.

				No. of	Other
		Term of Office***		Portfolios	Directorships
	Position(s)	and Length of	Principal Occupation(s)	Overseen Within	Held by the
Name, Age and Address**	with Fund	Time Served	During Past 5 Years	the Fund	Director****

Independent Directors:

Norman H. Brown, Jr. (60)	Director	Director since February 2003	Senior Managing Director of Brock Capital Group LLC (advisory and investment firm) since December 2003; Managing Director/Senior Advisor of Credit Suisse First Boston (financial services company) from 2000 to 2002.	1	Macquarie Infrastructure Company

Craig M. Ferguson (70)	Director	Director since June 2006	Retired since 1998; Founded Craig M. Ferguson & Co. Inc. (insurance brokerage firm) in 1970.	1	None

Margaret T. Monaco (60)	Director	Director since June 2006	Principal of Probus Advisors (financial and management consultants) since October 2003; Chief Operating Officer of Merrill Lynch Ventures, LP / Kecalp Inc. (private equity employee investment funds) from April 1998 to October 2003.	1	Barnes & Noble, Inc.; Stage Stores, Inc.

Joseph M. Santarella (69)	Director	Director since July 2003	Retired since 1999; Managing Director and Chief Fiduciary Officer of Chase Manhattan Private Bank, N.A. from 1996 to March 1999.	1	None

William F. Waters# (75)	Director	Director since July 2003	Director of 30 offshore funds advised by Permal Asset Management since 1996; Managing Director of Haussman Holdings (an offshore mutual fund) from January 1998 to August 2005; Director of 18 offshore funds advised by MFS Investment Management from April 1996 to December 2002.	1	Hansberger Global Investors International Value Fund, Emerging Markets Fund, Growth Fund and Core Fund

W.P. Stewart & Co. Growth Fund, Inc.
Management of the Fund (Continued)
December 31, 2007 (Unaudited)

				No. of	Other
		Term of Office***		Portfolios	Directorships
	Position(s)	and Length of	Principal Occupation(s)	Overseen Within	Held by the
Name, Age and Address**	with Fund	Time Served	During Past 5 Years	the Fund	Director****

Interested Directors:

Susan G. Leber* (41) Trinity Hall 43 Cedar Avenue Hamilton HM 12 Bermuda	Director, Treasurer and Principal Financial Officer	Director since March 2006; Treasurer since June 1999; Principal Financial Officer since January 2002	Managing Director-Chief Financial Officer of W.P. Stewart & Co., Ltd., the Adviser’s parent, since March 2006; Deputy Managing Director-Chief Financial Officer of the Adviser’s parent, from May 2005 to March 2006; Deputy Managing Director - Financial Operations of the Adviser’s parent from March 2003 to May 2005; Director of Financial Operations of the Adviser’s parent from December 2001 to March 2003; Ms. Leber also serves as a Director of W.P. Stewart Investment Partnership, L.P. since December 2003.	1	None

Rocco Macri* (48) Trinity Hall 43 Cedar Avenue Hamilton HM 12 Bermuda	Director	Director since June 2006	Managing Director-Chief Operating Officer of W.P. Stewart & Co., Ltd., the Adviser’s parent, since May 2005; Deputy Managing Director-Chief Financial Officer of the Adviser’s parent from September 2001 to May 2005; various officerships and directorships with other affiliates of the Adviser since 1999.	1	None

Information pertaining to the officers of the Fund who are not also Directors is set forth below:

John C. Mahler, Jr. (50)	President	President since January 2006	President and Portfolio Manager of the Fund since January 2006; Portfolio Manager of the Adviser since December 2005; Head of Equities from January 2004 to November 2005 and Director of Research from October 2001 to December 2003 at Brown Brothers Harriman & Company (financial services firm).	1	None

W.P. Stewart & Co. Growth Fund, Inc.
Management of the Fund (Continued)
December 31, 2007 (Unaudited)

Name, Age and Address**	Position(s) with Fund	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios Overseen Within the Fund	Other Directorships Held by the Director****
Seth L. Pearlstein (41)	Secretary and Chief Compliance Officer	Secretary since August 2007; Chief Compliance Officer since August 2007	General Counsel and Assistant Secretary of W.P. Stewart & Co., Ltd., the Adviser’s parent, and General Counsel and Secretary of the Adviser since July 2007; various officerships with other affiliates of the Adviser since July 2007; Associate General Counsel of Adviser’s parent and Adviser from December 2002 to July 2007.	1	None

Alison A. Proshan (39)	Assistant Secretary	Assistant Secretary since June 1999	Associate General Counsel and Assistant Secretary of W.P. Stewart & Co., Ltd., the Adviser’s parent, and Associate General Counsel and Assistant Secretary of the Adviser since January 1999; various officerships with other affiliates of the Adviser since 1999.	1	None

* “Interested person” of the Fund by reason of affiliation with the Adviser’s parent company.
** Unless otherwise noted, the business address of the Directors and officers is 527 Madison Avenue, New York, NY 10022.
*** There is no set term of office for Directors and officers. The table shows the number of years for which they have served as Director and/or officer.
****      This column includes only directorships of companies required to register, or file reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (that is “public companies”) or other investment companies registered under the 1940 Act.

# William F. Waters served as an Independent Director until the date of his retirement effective December 31, 2007
Additional information about the Fund’s Directors and officers may be found in the Statement of Additional Information.  A copy of the current version of this document is available to you free upon request by contacting the Fund either by mail at 527 Madison Avenue, New York, NY 10022 or via our toll free number: (888) 695 4092.

Anchin, Block & Anchin, LLP Accountants & Advisors 1375 Broadway New York, NY 10018 212 840-3456 www.anchin.com

 Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
W.P. Stewart & Co. Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of W.P. Stewart & Co. Growth Fund, Inc. (the “Fund”) as of December 31, 2007 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for each of the two years ended December 31, 2004 were audited by other independent auditors whose report, dated February 17, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of W.P. Stewart & Co. Growth Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York
February 25, 2008

(This page intentionally left blank.)

W.P. Stewart & Co. Growth Fund, Inc.
527 Madison Avenue
New York, NY  10022

Directors and Officers
John C. Mahler, Jr.	President
Susan G. Leber	Director, Treasurer and Principal Financial Officer
Norman H. Brown, Jr.	Director
Craig M. Ferguson	Director
Rocco Macri	Director
Margaret T. Monaco	Director
Joseph M. Santarella	Director
Seth L. Pearlstein	Secretary and Chief Compliance Officer
Alison A. Proshan	Assistant Secretary

Investment Adviser	Distributor
W.P. Stewart & Co., Inc.	ALPS Distributors, Inc.
527 Madison Avenue	1290 Broadway, Suite 1100
New York, NY 10022	Denver, CO 80203
(212) 750-8585

Administrator, Custodian, Transfer Agent and Shareholder Servicing Agent
State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

Independent Registered
Public Accounting Firm	Legal Counsel
Anchin, Block & Anchin LLP	Davis Polk & Wardwell
1375 Broadway	450 Lexington Avenue
New York, NY 10018	New York, NY 10017

Quarterly Portfolio Schedule
The Fund files with the Securities and Exchange Commission (“SEC”) a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. The filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call (800) SEC 0330 for information on the operation of the Public Reference Room.)

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 695 4092, or on the SEC’s website at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free (888) 695 4092, or on the SEC’s website at http://www.sec.gov.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus.  Past performance results shown in this report should not be considered a representation of future performance.  Investment return will vary, and net asset value of shares, when redeemed, may be worth more or less than their original cost.

Item 2 –	CODE OF ETHICS

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer or other persons performing similar functions.  A copy is filed with this Form N-CSR as Exhibit 12(a)(1).  No substantive amendments were approved or waivers were granted to this Code of Ethics during the period covered by this report.

Item 3 –	AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors had determined that each of Mr. Norman H. Brown and Ms. Margaret T. Monaco, each of whom is a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”).  Mr. Norman H. Brown and Ms. Margaret T. Monaco are each considered “independent” as defined by the SEC for purposes of this Item 3.

Item 4 –	PRINCIPAL ACCOUNTANT FEES AND SERVICES (disclose annually only)

(a) Audit Fees –

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2006: $40,000 FY 2007: $53,250

(b) Audit-Related Fees –

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the Registrant: FY 2006: $0 FY 2007: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the Registrant’s investment adviser and its affiliates that relate directly to the operations and financial reporting of Registrant):

FY 2006: $0 FY 2007: $0

(c) Tax Fees –

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered the Registrant:

FY 2006: $5,000 FY 2007: $5,000

These services included review of federal and state income tax forms and federal excise tax forms.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the Registrant’s investment adviser and its affiliates that relate directly to the operations and financial reporting of Registrant):

FY 2006: $0 FY 2007: $0

(d) All Other Fees –

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the Registrant:

FY 2006: $0 FY 2007: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the Registrant’s investment adviser and its affiliates that relate directly to the operations and financial reporting of Registrant):

FY 2006:                                $0
FY 2007:                                $0

(e)(1) Audit Committee’s Pre-Approval Policies –

In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the Registrant to render audit or non-audit services, the engagement is approved by the Registrant’s Audit Committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the Registrant’s Audit Committee also, if applicable, pre-approves its accountant’s engagements for non-audit services with the Registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates to the operations and financial reporting of the Registrant.

(e)(2) Percentages of Services Approved by the Audit Committee –

All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C).

(f) Work Performed by Non-Full-Time, Permanent Employees of Auditor –

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) Aggregate Non-Audit Fees –

The aggregate non-audit fees billed by Registrant’s accountant for professional services rendered to the Registrant, to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were as follows:

FY 2006: $0 FY 2007: $30,000

(h) Auditor’s Independence –

The Registrant's Audit Committee has considered the provision of non-audit services that were rendered by accountant to the Registrant's investment adviser and the adviser’s affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the accountant, in accordance with Independence Standards Board requirements and the meaning of the Securities laws administered by the SEC, regarding its independence from the Registrant, its investment adviser and the adviser’s affiliates.

Item 5 –	AUDIT COMMITTEE OF LISTED COMPANIES

Not applicable.

Item 6 –	SCHEDULE OF INVESTMENTS

Included in Item 1.

Item 7 –	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS

Not applicable.

Item 8 –	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9 –	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

Item 10 –	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

During the reporting period there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors.

Item 11 –	CONTROLS AND PROCEDURES

(a)   The Registrant’s certifying officers have reasonably designed such disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) to ensure material information relating to the Registrant is made known to us by others particularly during the period in which this report is being prepared.  The Registrant’s certifying officers have determined that the Registrant’s disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)   There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3 (d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 –	EXHIBITS

12(a)(1)	Code of Ethics is attached hereto.

12(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed and attached hereto as Exhibit 99. CERT.

12(a)(3)	Not applicable.

12(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) are filed and attached hereto as Exhibit 99. 906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

W.P. Stewart & Co. Growth Fund, Inc.

By:	/s/ John C. Mahler, Jr.
John C. Mahler, Jr.,
President of
W.P. Stewart & Co. Growth Fund, Inc.

Date:	March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John C. Mahler, Jr.
John C. Mahler, Jr.,
President of
W.P. Stewart & Co. Growth Fund, Inc.

Date:	March 7, 2008

By:	/s/ Susan G. Leber
Susan G. Leber,
Director, Treasurer and Principal Financial Officer of
W.P. Stewart & Co. Growth Fund, Inc.

Date:	March 7, 2008